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                                                                 EXHIBIT 10.6


                                   AGREEMENT

                                    between


                               WINSTON FURNITURE
                                    COMPANY

                                      and

                             RETAIL, WHOLESALE AND
                             DEPARTMENT STORE UNION
                                    AFL-CIO




                                   Effective

                                 August 1, 1996

                                    through

                                 July 31, 2001








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                               TABLE OF CONTENTS

AGREEMENT.................................................................1

PURPOSE...................................................................1

WITNESSETH................................................................1

ARTICLE I - RECOGNITION...................................................1

ARTICLE II - CHECK-OFF....................................................1

ARTICLE III - DISCRIMINATION..............................................2

ARTICLE IV - NO STRIKES - NO LOCKOUTS.....................................2

ARTICLE V - LEGISLATIVE...................................................2

ARTICLE VI - GRIEVANCE PROCEDURE..........................................2

ARTICLE VII - MANAGEMENT RIGHTS...........................................5

ARTICLE VIII - WORK WEEK AND HOURS OF WORK................................6

ARTICLE IX - HOLIDAYS.....................................................7

ARTICLE X - VACATIONS.....................................................9

ARTICLE XI - LEAVE OF ABSENCE............................................10

ARTICLE XII - WAGES......................................................12

ARTICLE XIII - INSURANCE.................................................12

ARTICLE XIV - PENSION PLAN...............................................12

ARTICLE XV - TRANSFERS...................................................13

ARTICLE XVI - FOREMAN....................................................13

ARTICLE XVII - SENIORITY.................................................13

ARTICLE XVIII - JOB POSTING AND BIDDING..................................15

ARTICLE XIX - HEALTH & SAFETY............................................15

ARTICLE XX - MISCELLANEOUS...............................................16

ARTICLE XXI - DURATION...................................................16

WAGE SCHEDULE - SUPPLEMENT...............................................17

WELDER - CLASS IV........................................................18

APPENDIX A...............................................................19

APPENDIX B...............................................................29

APPENDIX C...............................................................30

MEMORANDUM OF UNDERSTANDING..............................................31




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                                   AGREEMENT

         This agreement made and entered into this 1st day of August, 1996, between Winston Furniture Company of Alabama, Inc., or its successors (hereinafter referred to as the "Company") and the Retail, Wholesale, and Department Store Union, AFL-CIO, (hereinafter referred to as the "Union").

                                    PURPOSE

         Section 1. The purpose of this Agreement is to promote the mutual interest of the Company and its employees and to provide for the operation of the Company's plant under methods which will further to the fullest extent possible the safety and welfare of the employees, economy and efficiency of the operations.

         Section 2. It is recognized by this Agreement to be the duty and obligation of the Company, Union, and of the employees to operate fully both individually and collectively for the advancement of said purposes and conditions.

                                   WITNESSETH

         That for the purpose of facilitating a peaceful adjustment of differences that may arise from time to time, and for promoting harmony and efficiency, to the end that the employees, the Employer and the general public may be mutually benefited, the parties hereto contract and agree with each other as follows:


                            ARTICLE I - RECOGNITION

         Section 1. The Company recognizes the Union as the sole and exclusive bargaining agent for all production, plant maintenance, and shipping and receiving personnel.

         Section 2. The word "employee" as used in the agreement does not include watchmen, clerical or office employees, superintendents, foremen, professional employees, engineers, technical employees, draftsman, janitors, or employee who has the authority to employ or discharge as defined in the Act.


                             ARTICLE II - CHECK-OFF

         Section 1. The Company agrees that upon written application duly signed by the union member it will deduct from the wages of said employee a uniform amount of union dues or initiation fees an pay same to the Financial Secretary of the Union on or before the last day of the month of collection of said money.

         Section 2. The authorization to deduct dues and initiation fees from wages shall automatically renew itself from contract year to contract year but can be retracted by written notice to the Company and the Union during ten (10) day period prior to each anniversary date or expiration of the contract.


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                          ARTICLE III - DISCRIMINATION

         Section 1. The Company agrees not to discriminate, interfere with, restrain or coerce, either directly or through their agents, any employees in the right to form, organize, join or work for the Union. The Union and its members agree not to solicit employees for membership in the Union on the employer's time.

         Section 2. The Company agrees not to enter into any agreement or contract with its employees, either individually or collectively, in any way that may conflict with the terms and provisions of this agreement.

         Section 3. All parties of this Agreement affirm their intention to avoid harassment or discrimination on account of race, color, creed, national origin, religion or sex, veteran status, qualified handicaps and accordingly it is the intention of all parties hereto to comply with all applicable laws governing such matters.


                                   ARTICLE IV
                            NO STRIKES - NO LOCKOUTS

         Section 1. No officer or representative of the Union and no employee shall authorize, aid or condone any strike, slowdown or work stoppage whether the cause be an unfair labor practice or otherwise and no employee shall participate in a strike, slowdown or work stoppage irrespective of the cause of the same.

         Section 2. There shall be no lockouts during the terms of this Agreement. Any employee participating in a strike or unauthorized work stoppage shall be subject to discharge, in which event the Company may select employees participating in same without being required to discharge same or any discipline to all employees and without a claim for discrimination in meting out its punishment, if any, to employees.


                            ARTICLE V - LEGISLATIVE

         If any portion of this Agreement is found to be in violation of any federal or state laws, then the portions so found to be in violation shall be limited or restricted so as to comply-with the law, but the provisions shall not affect the validity of the remainder of the contract.


                                   ARTICLE VI
                             GRIEVANCE - PROCEDURE

         Section 1. If any controversy shall arise between the Company and the Union or any of its employees encompassed in this bargaining unit as to the meaning or application of any provisions of this Agreement, there shall be no suspensions of work or slowdown on account of such difference or dispute. But such controversy as to the meaning or application of any provision of this Agreement, shall be treated as a grievance and settled in accordance with the procedure hereinafter set forth.



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         Section 2. Union Representation. The Company shall recognize the following Union Representatives for the purpose of representing bargaining unit employees in the grievance procedure

                        A. There shall be four (4) shop stewards assigned to
                  each plant, one (1) at upholstery. The shop stewards shall be assigned to agree upon districts, and shall only be involved in grievances which arise in their assigned district. In order to be a candidate to fill the position of shop stewards, employees must have seniority with the Company and must be regularly assigned to the district he/she is to serve in.

                        B. The Company will recognize a Union Committee of six
                  (6) members to function in the grievance procedure as provided in this Agreement. The Union may at its discretion substitute one of the other shop stewards for a regular member of the grievance committee upon proper notice to the Company.

                        C. The chairman of the grievance committee will
                  represent all shifts and shall be assigned to the first shift upon election.

                        D. If more than one employee signs a grievance, these
                  employees should elect one (1) to represent the group in the grievance procedure.

                        E. The grievance committee shall have the authority to
                  settle or withdraw a grievance in any step.

         Section 3. The following procedures shall be followed in the processing of any grievance.

                  FIRST STEP. The aggrieved employee shall meet with the employee's immediate foremen within three (3) working days of the alleged event giving rise to the grievance. The foreman shall give his answer within three
(3) days excluding Saturdays, Sundays and holidays,, from the time the grievance was presented to him. If not settled at this step, the grievance, in order to be considered further, shall be submitted in writing on a prescribed form to the second step, signed by both parties, stating the incident upon which the grievance is based, the article of the Agreement alleged to be violated, and the relief sought. To be considered further, the grievance must be appealed to the second step within three (3) days of the first step answer. The foreman shall have the authority to settle grievances in the first step. The committee chairman must be present when an hourly employee is terminated Either party may request the presence of their shop steward at the meeting,

                  SECOND STEP. The second step shall be between the grievance chairman, the aggrieved employee, and the plant manager or V.P. operations. The plant manager or the V.P. operations shall answer the grievance in the second step within five (5) days, excluding Saturdays, Sundays and holidays, from the date of the second step meeting. If the grievance is not settled at this step, in order to be considered further it must be appealed to the third step within five (5) days of the written answer.



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                  THIRD STEP. The third step shall be between the Union
Grievance Committee and the Company Grievance Committee. A written answer to a grievance presented at the third step meeting shall be made within six (6) days, excluding Saturdays, Sundays, and holidays, from the date of adjournment of the third step meeting.

                  FOURTH STEP. Within ten (10) days following the third step answer, either party shall give the other party written notice of its desire to arbitrate said grievance. Each party shall make an earnest effort to agree on such arbitrator to hear said grievance and if they cannot agree on such arbitrator within five (5) days after receipt of notice, either party may request the Federal Mediation and Conciliation Service to furnish a panel of seven arbitrators from which the Union will strike first and the Company second until only one is left and this person shall serve as arbitrator. The expense of the arbitrator shall be shared equally by the parties involved.

         The time limits expressed in the above shall bar any grievance at any step when it is not presented in accordance with these time limits and procedures. Where notification in writing is required, a failure to receive such a written notice shall bar any grievance at any step. The submission of the grievance to the arbitrator shall not be a waiver of these time limits unless they can be sustained in writing signed by the union and the Company.

         The arbitrator shall be empowered, except as his powers are limited below, to make a decision in case of alleged violation of rights expressly accorded by this Agreement or any supplement hereto.

         The limitations of the power of the arbitrator are as follows:

                  1. He shall have no power to add to or subtract from, or modify any of the terms of any Agreement.

                  2. He shall have no power to substitute his discretion for the Company's discretion in cases where the Company has retained discretion by this Agreement or supplemental Agreement except that where he finds disciplinary layoff or discharge results for manifestly arbitrary exercise of the company's managerial judgment in fixing the extent of the penalty, he may make appropriate modification of the penalty.

                  3. He shall have no power to decide any questions which, under this Agreement, is within the right of management to decide. In rendering decisions, the arbitrator shall have due regard for the rights and responsibilities expressly conditioned by the Agreement.

         Section 4. All awards of back wages shall be limited to the amount of wages the employee would otherwise have earned from his employment at his straight time base rate with the company during the periods as above defined, less any unemployment or other compensation for personal services that he may have received from any source during this period.



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         Section 5. The Company shall not be required to pay back wages prior to the date a written grievance is filed with the Company.

         Section 6. A decision reached at any stage of the proceeding as herein provided shall be final and binding on both parties and shall not be subject to reopening except by mutual agreement.


                                  ARTICLE VII
                               MANAGEMENT RIGHTS

         Section 1. The Company, in not exercising any function hereby reserved to it, shall not be deemed to have waived its rights to exercise such function or preclude the Company from exercising the same in some other way not in conflict with the express provisions of this Agreement.

         Section 2. Except as specifically limited by an express provision of the Agreement, the Company shall continue to have the exclusive right to take any action it deems appropriate in the management of the plant and direction of the work force in accordance with its judgment.

         Section 3. All inherent and common law management functions and prerogatives which the Company has not expressly modified or restricted by a specific provision of this Agreement are retained and vested exclusively in the Company, including but not by way of limitation, the Company specifically reserves the exclusive right in accordance with its judgment to lay off employees because of lack of work by the Company; to suspend, discharge for just cause or otherwise transfer, layoff and recall employees to work; to determine the starting and quitting times and the number of hours and shifts to be worked; to maintain the efficiency of employees; to enlarge, expand, move, relocate and close down the plant or any part thereof, or expand, reduce, alter, combine, transfer, assign, or cease any job, department, operation or service to determine the work to be done by any job classification, to eliminate job classifications, to add job classifications and to establish rates thereof, and to require employees to work in any job classification; to control and regulate the use of machinery, equipment and other property of the Company; to determine the number, location and operation of plants and divisions and departments thereof, the products to be manufactured, the schedules of production, the assignment of work, the subcontracting of work, and the size and composition of the work force; to make or change rules, policies and practices not in conflict with the provisions of this Agreement; to introduce new and improved research, development, production, maintenance, services and distribution methods, materials, machinery and equipment, and otherwise generally manage the plant, and operate the business in any manner that the Company may deem to be most efficient or expedient; and to sell the Company or any plants, or dispose of its assets and dissolve the Company, or merge, consolidate or reorganize the Company in accordance with its judgment.



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                                  ARTICLE VIII
                          WORK WEEK AND HOURS OF WORK

         Section 1. The normal work week shall consist of five (5) days, Monday through Friday midnight, except when voted on by a shift or plant and approved by management. Management has the option to schedule the plant four 10-hour days to be a normal work week. If the workweek is reduced under this four 10-hour day option to less than 40 hours (except for acts of God or equipment failure) all hours in excess of 8 daily will be paid as overtime.

         Section 2. Forty hours shall constitute a normal work week.

         Section 3. When an employee is required to report for work and does report for work as scheduled, he shall receive no less than four (4) hours work at his base rate of pay. In order to qualify for four (4) hours pay, however, it will be necessary for the employee to wait a minimum of one (1) hour before leaving the designated work area, unless dismissed by a foreman or supervisor. At management's discretion, the employees scheduled or notified to report may be assigned to other work for which they may be qualified in lieu of their being released. Report in pay does not apply in cases of power failure, acts of God, or other causes beyond the control of the Company.

         Section 4. A thirty minute meal period without pay will be given approximately half way through each shift unless otherwise agreed upon.

         Section 5. For purpose of definition, three shifts are defined as day, evening, and night shifts.

         Section 6. A paid rest period of ten (10) minutes away from work will be provided on the half hour between the second and third hours of each shift. An additional ten (10) minutes rest period will be granted at the end of each shift to those employees who are scheduled to work longer than one (1) hour overtime.

         Section 7. Overstaying or misusing a rest period shall be cause for discipline.

         Section 8. The Company retains the right to require any employee to work a full forty (40) hour week and to perform such work as is reasonably required by the Company although the same may be out of his classification. Such temporary work shall not cause any changes in employee rate, except as defined in the contract Article XV covering transfers.

         Section 9. In all cases of overtime, it shall be offered to employees in the following sequence:

                   A. Employees in the job classification where work is
            required starting with the senior employee on that shift.

                   B. Qualified employees in the department starting with the senior employee on that shift, including lead people.

                   C. Qualified employees on plant wide basis starting with the senior employee on the shift.



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         If a sufficient number of qualified employees are not obtained under the above procedure, the Company will assign the available work to the least senior employee under the sequence specified and such employee will be required to perform the overtime. If such employee refuses to work the required overtime, he will be considered in violation of the contract.

         Section 10. Overtime shall be paid at the rate of 1-1/2 times the employee's base rate for all hours worked in excess of forty (40) hours in any one week. Overtime shall be paid at the rate of 1-1/2 times the employee's base rate for all hours worked in excess of eight (8) hours in any one day. There will be no pyramiding of the daily and weekly overtime.

         Overtime shall be paid at the rate of 1-1/2 times the employee's base rate for all hours worked in excess of thirty-two (32) hours in any week in which a holiday occurs.

         Overtime shall be paid at the rate of 1-1/2 times the employee's base rate for all hours worked in excess of twenty-four (24) hours in any week in which two (2) holidays occur.

         Overtime shall be paid at the rate of 1 1/2 times the base rate for all hours worked on Sundays and holidays.

         Overtime shall be paid at the rate of 1-1/2 times the employee's base rate for all hours worked on Saturday providing the employee has worked forty
(40) hours during the week or has an acceptable excuse for being absent. When an employee works his regularly scheduled shift, an acceptable excuse in this case is agreed to be a written note from a physician, death in the immediate family, or to allow sufficient time to report to a court summons, or approved leave.

         Section 11. When an employee is required to work overtime on any day in the week, he shall not be required to take time off to compensate for same, but shall work his regular shift for the remainder of the week provided sufficient work is available.

         Section 12. The Company will give notice of overtime by the end of shift the previous day. Saturday overtime will be posted on Thursdays when possible.


                             ARTICLE IX - HOLIDAYS

         Section 1. The following holidays or a day on which any such holidays are celebrated, by state or national proclamation, shall be recognized as paid holidays.

               1. New Years Day
               2. Memorial Day
               3. Independence Day
               4. Labor Day
               5. Thanksgiving Day
               6. Day after Thanksgiving Day
               7. 1st day of Deer Season
               8. Christmas Eve Day
               9. Christmas Day



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         Section 2. Hourly employees not working on said holidays shall receive as holiday pay the equivalent of eight hours straight time pay at their regular hourly base rate.

         Section 3. Employees who are required to work on such holidays shall receive in addition to their said holiday pay, 1-1/2 times their straight time hourly base rate for all hours worked on such holiday.

         Section 4. When a holiday falls on Sunday, the following Monday will be observed. If the holiday falls on Saturday, the preceding Friday will be observed.

         Section 5. If a holiday falls during a vacation period, the employee will be paid for the holiday in addition to day's pay for vacation.

         Section 6. If an agreement has been reached between the Company and any employee that he is to work during his vacation and the holiday occurs, he will be paid for the days worked, the days vacation at the regular rate of pay and for the holiday at 1-1/2 times the regular rate of pay.

         Section 7. Employees shall receive benefits herein set forth on the holidays only if they meet the following conditions:

                     A. The employee has completed his probationary period.

                     B. The employee works a full shift the last scheduled work day prior to the holiday and the next scheduled work day after the holiday except for doctors excused absences for personal illness. An acceptable excuse is agreed to be a written notice from a physician, death in the immediate family, sufficient time to report to a court summons, or an approved leave.

         Section 8. If a holiday or holidays listed fall on a day peculiar to this section it shall be observed on a day mutually agreeable to the Company and the Union. No employee shall lose a holiday because of it falling on a day peculiar to this section and not covered specifically.

         Section 9. To qualify for holiday pay all employees laid off due to reduction in work force must have worked one (1) eight (8) hour day in the fifteen (15) day period before the holiday or the fifteen (15) day period after the holiday. The employee will receive holiday pay on the 1st paycheck after returning to work.

         Section 10. Employees who are on leave of absence for a period exceeding thirty (30) days prior to the holiday shall not receive holiday pay. This does not apply to employees on leave due to job related injury or job related illness.


                             ARTICLE X - VACATIONS

         Section 1. The Company will grant an employee a vacation with pay based upon the following:


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                     A. An employee who has attained the years of continuous
            service indicated in the following table as of August 1, of the year in which the vacation is to be taken shall receive vacation corresponding to such years of continuous service.

                          Years of Service              Vacation

                              1 Year                     1 Week
                              3 Years                    2 Weeks
                              12 Years                   3 Weeks
                              18 Years                   4 Weeks


                     B. Vacation may be scheduled by means of a plant shut down and/or by means of individual scheduling. In the event of a plant shut down for vacation purposes, the Company will give employees a substantial notice prior to shut down.

                        The Company will normally close the plant for one week
            in August. Persons entitled to one week of vacation will take it during this shutdown. The Company will post the date of the above shutdown two weeks prior to shutdown.

                        Vacation will be paid on pro rata basis for all
            employees. The pro rata vacation will be paid on the basis of 1/12 of a week's pay for each full month worked between the employee's employment date or last vacation and August 1st.

         Section 2. Vacation pay is computed as follows:

                     A. Hourly employees shall be paid their regular or
            straight time hourly base rate times forty (40) for each week of vacation.

         Section 3. In order to maintain production demands and to insure orderly operation of the plant, the Company has the final right to granting the time of any vacation. Employees with more than one week vacation will take the additional vacation either in January, February, March or between July 1 and December 31. Vacations during the months of March and July are restricted to one person per department. The company will post a vacation roster the first fifteen (15) working days starting December 1 and June 1 of each year. Vacations will be granted by seniority. No more than two (2) people in a department may take a vacation at one time, unless for insufficient business. Any person taking vacation during January and February who leaves the Company prior to August 1 will have all unearned portions of their vacation pay deducted from their final paycheck.

         Section 4. In the event that one of the Company's paid holidays fall during an employee's vacation such employee shall be paid an additional eight
(8) hours holiday pay at his base rate.



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         Section 5. In the event an employee quits or is terminated for any reason, except being discharged for just cause, such employee will be paid a pro rated vacation for the amount of vacation he has earned but not yet taken. The pro rated vacation will be paid on the basis of 1/12 of the amount the employee would have received for a full vacation in accordance with his eligibility for each full month he has worked since his last vacation. This section applies to all full time employees with at least thirty (30) days of continuous service at the time the employee quits or is terminated. Any employee eligible for a pro rated vacation pay shall receive pay for any vacation he has earned in accordance with the schedule set forth in Section (1) of this Article at the time he receives his final pay from the Company. If an employee fails to give a one (1) week notice in writing that he is quitting, no pro rated vacation will be paid.

         No employee shall receive, be entitled to, or earn more than one vacation or vacation pay period within any calendar year.

         Section 6. The Company may, due to operating requirements and employment conditions, arrange with the consent of the employee that such employee receive vacation allowance in lieu of actual vacation.

         Section 7. Vacations must be taken in year in which it is earned, and must be taken in complete week periods.


                         ARTICLE XI - LEAVE OF ABSENCE

         Section 1. Personal Leave of Absence - The company agrees that upon request and approval, employees shall be entitled to a leave of absence without pay for illness or injury, including pregnancy. Such leave to be of the necessary time as is required by the condition of the employee, but limited in time as specified below. This shall apply to any illness or injury, including pregnancy, regardless of whether such illness or injury, including pregnancy, is unique or peculiar to one gender or another. Employee returning from medical leave of absence shall return to work in their classification and shift if possible. If not, they will be allowed to bump the least senior employee in the plant. They will be allowed to return to their previous classification at the first available opening. They will receive their previous base rate of pay while working out of their previous classification. The personnel manager will keep the union president informed as to all leaves.

         The Company agrees to grant leaves of absence up to thirty (30) days for proper causes to the employees. Upon written request and approval, the employees will be granted a leave of absence without pay for the urgent illness in his family, hardship cases, union activities, or for urgent and just reasons not provided for in this Agreement but agreed to by the Company. Thirty (30) additional days will be granted upon written request and approval.

         Employees will retain but not accrue seniority and length of service benefits during leaves or extension, with the exception of military draft or occupational injury/illness.



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         Return to work prior to termination date of approved leave must be requested in writing and approved by the Company.

         Failure to report at the end of a leave of approved extension shall be considered voluntary resignation.

         Section 2. Military Leave of Absence - Any employee who is drafted into active service in the armed forces of the United States will be granted a leave of absence without pay and without loss of seniority right for the duration of such service. Upon termination of such service, the employee will be offered work in line with his seniority, provided he applies for employment within sixty days of the date of his discharge.

         Section 3. Occupational Injury/Illness Leave - The Company agrees to grant leave of absence due to occupation injury/illness for the period of time employee is under care of physician. During such leave continuous service will accrue. Periodic written proof of disability will be required from the employee's attending physician during the leave. The employee will lose all seniority rights if he fails to return to work upon release by physician to return to work.

         Section 4. Funeral Leave - Funeral Leave will be granted members of the bargaining unit for three (3) consecutive calendar days in the event of the death of mother, father, brother or sister, spouse, children, spouse's mother, or father, son or daughter-in-law. Sister or brother-in-law, grandparents, grandchildren, and stepfather, and stepmother, death, a one (1) day funeral leave shall apply. The last day of such leave may not be taken later than the day after the funeral. If any of these days are working days, the employee shall suffer no loss in pay. No employee shall receive pay for any part of funeral leave that occurs during regular time off, or when the employee is absent from work for other reasons. Proof of death must be presented if required by the Company.

         Section 5. Union Leave - A leave of absence without pay may be granted to not more than three (3) employees at any one time to attend meetings or conventions of the International Union, the District Council, or the State AFL-CIO. It is agreed that the Union will cooperate in selecting such employee so as not to interfere with plant operations.

         Section 6. Jury Duty - An employee who is called for jury service shall be excused from work for any day or days on which he serves and shall receive for each day of jury duty on which he otherwise would have worked, the difference between eight (8) hours pay at his straight time rate plus the applicable shift differential, and the payment he received for jury service. The employee shall present proof of jury service before and after the service and must present proof of amount of pay received for the service.


                              ARTICLE XII - WAGES

         Section 1. The standard hourly wage scale or rates for the respective jobs shall be those set forth in the rate schedule, Appendix A, attached hereto and made a part of this Agreement.



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         Section 2. The evening shift differential will be 15 cents per hour and the night shift differential shall be 20 cents per hour.

         Section 3. If, during the life of this Agreement, a new job is created or substantial changes are made in an existing job, the Company shall develop and install an appropriate job class and hourly rate. Should the Union disagree with the hourly rate, that disagreement may be processed through the grievance procedure set forth in this Agreement.


                            ARTICLE XIII - INSURANCE

         The Company reserves the right to select the carrier providing such coverage and from time to time change carriers as necessary to maintain the coverage at the lowest cost.

         The Company agrees to maintain all other coverage for the term of the Agreement. The Company reserves the right to periodically review all insurance programs, benefits, and coverage for the purpose of determining the best plan or benefits with the lowest premium and the best service.

         The Company reserves the right to select, at its sole discretion, the insurance fund, carrier, or company that will provide the coverage under this Agreement.

         The Company reserves the right to increase the stop/loss ratio to a maximum of $1,000.00 per member, in order to maintain the present level of benefits.

         Employees eligible for coverage under the Company insurance program shall contribute as follows: Single $6.00 or Family $11.00 per week.


                           ARTICLE XIV - PENSION PLAN

         Winston will offer a 401(k) program. Winston will match $.50 on the $1.00 up to 3% of salary for qualified employees.


                             ARTICLE XV - TRANSFERS

         Section 1. Temporary Transfers - In the event of emergencies or production problems, the Company reserves the right to require an employee to transfer from one job to another, either in his own, or a higher or lower job classification on a temporary basis, subject to the following stipulations:

                     A. Temporary is defined as "not to exceed five (5)
            consecutive working days."

                     B. No employee can refuse a temporary transfer.

                     C. If any employee works in a higher rated classification
            for one (1) full day, he shall receive the higher rate of pay. If an employee works in a lower classification, he shall receive his usual rate of pay.

         Section 2. Quality Control - All inspectors are hired to work in the quality control department. There will be no specific job for any inspector. Inspectors will work at any station assigned by management to maintain a quality product. Shift selection will be by seniority.


                             ARTICLE XVI - FOREMAN

         Section 1. A foreman or supervisor shall not work overtime for the purpose of taking the place of an employee; neither shall he do work which hourly paid employees have been performing unless regular employees are absent. The foregoing does not apply during period of plant shutdowns caused by insufficient business to maintain basic operations.


                            ARTICLE XVII - SENIORITY

         Section 1. Seniority shall apply on a plant wide basis as long as all operations are based in Haleyville, Alabama. There will be no rolling of maintenance personnel unless employee qualifies for the job. If compulsory transfer is required into or out of these departments, the employee will carry his company seniority.

         Section 2. All seniority under this Agreement shall be computed from the date of last hiring except employees having identical employment dates shall be determined on the basis of alphabetical order of surnames at the date of employment.

         Section 3. The Company will furnish the Union a length of continuous service list of all employees in the bargaining unit within ten (10) days after the effective date of this Agreement, and the Company will submit a list of new employees and their effective date of hire within thirty (30) days after the employee is hired. The Company will notify the Union in writing of the employees who have completed the probationary period and are leaving employment of the Company for any reason.

         Section 4. Rolling shall be permitted only in the event of layoff for a period longer than three (3) working days. In such cases, employees whose jobs are being cut back will be permitted to exercise their seniority against any job of equal or lower rate of pay which the employee has previously performed satisfactorily and which is being operated by a less senior employee. If there are no jobs available as outlined above, the employee will be permitted to exercise his seniority against the least senior employee in the Company providing the Company believes that the senior employee can perform the job satisfactorily after only a brief familiarization period not to exceed three (3) days.

         Section 5. Seniority shall be broken upon the happening of any of the following events:

                     A. Termination

                     B. Voluntary quitting

                     C. Failure of an employee on layoff status to return to
            work within three (3) working days after written notice actually received, actual notice given to employee or notice sent by certified mail to the last address on Company records.

                     D. Absence for any reason which exceeds twelve (12)
            months, except for military leave or occupational injury/illness.

         Section 6. An employee shall be considered a probationary employee for a maximum of sixty (60) working days after his hiring date. All probationary employees will be reviewed after thirty (30) days for job performance by the Company and the Union. No probationary employee shall be subject to any of the terms, benefits and provisions of this Agreement, nor shall probationary employees have any rights under the grievance procedure of this Agreement. After the probationary period, an employee shall be entitled to all rights and privileges of this Agreement. The name of such employee shall be entered on the seniority list as of date of his or her original hiring (last date of employment) by the Company.

         There shall be no seniority among probationary employees.

         Section 7. Seniority is defined as:

                     A. Length of continuous service of employee.

                     B. Skill and ability to perform the work, past
            performance, and physical fitness.

         Seniority shall apply only in cases of layoff, recall and promotions. Only when the factors set forth in (b) are relatively equal shall length of continuous service govern. In case of job bids, the Company shall review the bidder's qualifications and shall reward the job in accordance with seniority as defined above, As defined in Article XVIII, Section 2 - "Job Posting and Bidding". However, the Company and the Union joined may disqualify the successful bidder in a new job situation if he fails to demonstrate sufficient skill and ability and/or physical fitness to perform the requirements of the job.


                          ARTICLE XVIII - JOB POSTING
                                  AND BIDDING

         Section 1. When a job vacancy occurs and there is a requirement to fill that job, the Company will post notice, accessible to the employees, for a period of three (3) working days, showing job description, job classification, and top rate of pay, and award the job in accordance with seniority to those bidding whose names appear on the bid notice upon closing bids.

         Section 2. The successful bidder will be given a five (5) working day trial period on the new job and an additional ten (10) days to qualify for production before being disqualified. If an employee is promoted and falls to quality for the new job within fifteen (15) working days, he will be returned to his original job and the second most qualified bidder will be given a five
(5) working day trial period and an additional ten (10) days to qualify for production before being disqualified. If the second bidder fails to qualify within fifteen (15) days, he will return to his original job and the Company will fill the vacancy at its discretion, and will consider other bidders. Only two (2) vacancies will be posted for any one (1) original vacancy, and the Company will fill any remaining jobs. If there is no bidder, the Company will fill the job at its discretion within five (5) days, the employee bidding on a vacancy, may return to his previous job. An employee cannot be permitted to bid on another for a period of three (3) months after disqualification of himself

         Section 3. Without the express consent of the Company,

                     A. No employee can bid on a vacancy in a lower
            classification;

                     B. Probationary employees cannot bid on a job.


                         ARTICLE XIX - HEALTH & SAFETY

         Section 1. The Company will provide such medication and equipment as is necessary for the first aid of injured employees.

         Section 2. The Company will provide sanitary drinking fountains.

         Section 3. No employee shall be required to take out or operate equipment that is mechanically unsafe. Should a question arise as to the safety of equipment, supervisory personnel and the safety committee will make the determination as to the hazard involved, if any, and take such steps as necessary to correct defective equipment prior to use.

         Section 4. Should any employee receive an injury at the plant of such serious nature as to require an ambulance to convey him to a doctor's office or hospital, said ambulance expense will be borne by the Company. If the injury is of a less serious nature, not requiring an ambulance, other transportation will be furnished the injured employee by the Company. In the event an employee is injured and returns to work promptly after treatment the same day, he shall not lose any pay for time involved in travel and treatment. The employee will receive one (1) additional visit to the doctor for required treatment. Any other time off for doctor's visits shall be without pay. A doctor's written notice must be presented before injury pay is to be allowed.

         Section 5. It is agreed that the Company and Union will select from the bargaining unit a Safety Committee to meet with management monthly for the purpose of pointing out unsafe conditions and safety practices and for making suggestions on correcting these conditions and practices. The Union will select three (3) persons for the Safety Committee each six (6) months and will rotate the committee members.

         Section 6. Maintain sanitary rest rooms and supplies.


                           ARTICLE XX - MISCELLANEOUS

         Section. 1. The Union may post on the Company bulletin board notices of union meetings.

         Section 2. Union representatives may, for a reasonable time and on reasonable notice, see employees in the Company office when visiting the plant.

         Section 3. Each employee shall receive their paycheck no later than 30 minutes before end of the scheduled work period.


                             ARTICLE XXI - DURATION

         This Agreement shall become effective on the 1st day of August, 1996 and shall expire at midnight on the 31st day of July, 2001 being for a five (5) year term. This Agreement shall, however, continue in full force and effect thereafter from year to year unless either party shall notify the other, in writing of its desire to change or terminate this Agreement, not more than 90 or less than 60 days prior to the anniversary date of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by the duly authorized officers and/or representatives.

Accepted this 1st day of August, 1996.

                           WAGE SCHEDULE - SUPPLEMENT

         All newly hired painters shall be classified as Class "B" Painters. In order to obtain Class "A" rates, the following requirements must be met:

                     1. Employment period of at least three (3) continuous months.

                     2.  Good attendance record.

                     3. Ability to effectively perform any job in the paint department.

                               WELDER - CLASS IV

         All newly hired welders shall be classified as Class "C" Welders. In order to obtain Class "B" rates, the following requirements must be met:

                     1. Employment period of at least three (3) continuous months as a Class "C" Welder.

                     2.  Good attendance record.

                     3.  Ability to weld effectively on at least four (4) jigs.

                     4. Ability to maintain daily outputs of 85 - 100% of production rates at an acceptable quality level. This article has been amended as of letter dated August 1, 1990. See Appendix "C".

         In order to earn Class "A" rates, the following is required:

                     1. Employment period of six (6) continuous months with at least three months of this time as a Class "B" Welder.

                     2.  Good attendance record.

                     3.  Ability to weld effectively on any jig.

                     4. Ability to maintain a daily output of above 100% production rates at an acceptable level quality. This article has been amended as of letter dated August 1, 1990. See Appendix "C".

         If at any time an employee fails to maintain the productivity and/or quality standards as outlined above, his rate of pay will be reduced to that of the next lower class. All circumstances requiring in the employee's substandard performance will be investigated and reviewed with the Employer prior to reducing the rate.

         Management has the right and responsibility to determine if an employee has met and is maintaining all qualifications necessary for a higher rate of pay in the Painter and Welder Classification.

                              PLANT RATE SCHEDULE

                                   APPENDIX A

         EFFECTIVE AUGUST 1, 1996

         Employees hired after January 1, 1991.


         CLASS I
         -------
         MATERIAL HANDLER          START               $7.00
         SWEEPER                   30 DAYS             $7.33
             CUSHION
             FINISHING

         CLASS II
         --------
         MACHINE OPERATOR          START               $7.20
         CLEANER/GRINDER           30 DAYS             $7.53
         LEVELER
             CUSHION TACKER
         CARTON SETUP
         BRISTOL PACKER
         CUSHION PACKER
         CRANE OPERATOR

         CLASS III
         ---------
         TRUCK DRIVER              START               $7.30
         STRAPPER                  30 DAYS             $7.63
         CHECK-SHIPPER
         ALUM. GRINDER
         INSPECTOR
         FORK LEFT DRIVER
         FABRIC CUTTER
         L.T.L. CO-ORDINATOR

         CLASS IV
         --------
         WELDER-HELIARC            START               $7.65
         WELDER-MIG                30 DAYS
         PAINTER
         MACHINE SET UP

             CLASS B WELDER &      CLASS A WELDER
             CLASS A PAINTER       30 DAYS $8.33
             30 DAYS $8.08

         CLASS V
         -------
         MAINTENANCE                    START               $8.00
         MECH                           30 DAYS             $8.33
         FIXTURE
         R&D


         + .09 IF APPLICABLE TO UNION MEMBERS BY 12/90,

*PROMOTIONS OF MORE THAN ONE GRADE WILL MOVE TO THE PAY RATE WHICH ASSURES THE PROMOTED EMPLOYEE A MINIMUM OF A 10 CENT PAY INCREASE.

*GROUP LEADERS WILL BE A TOP RATE OF .30 CENT ABOVE THE HIGHEST RATED PERSON THEY LEAD EXCEPT OVER WELDING. THIS WILL BE 15 CENT ABOVE THE CLASS A.

                              PLANT RATE SCHEDULE

                                   APPENDIX A



         EFFECTIVE AUGUST 1, 1997

         Employees hired after January 1, 1991.


             CLASS I
             -------
             MATERIAL HANDLER          START               $7.00
             SWEEPER                   30 DAYS             $7.49
                 CUSHION
                 FINISHING

             CLASS II
             --------
             MACHINE OPERATOR          START               $7.20
             CLEANER/GRINDER           30 DAYS             $7.69
             LEVELER
                 CUSHION TACKER
             SEWING MACHINE OPER
             CARTON SETUP
             BRISTOL PACKER
             CUSHION PACKER
             CRANE OPERATOR

             CLASS III
             ---------
             TRUCK DRIVER              START               $7.30
             STRAPPER                  30 DAYS             $7.79
             CHECK-SHIPPER
             PACKAGING CHECKER
             ALUM. GRINDER
             INSPECTOR
             FORK LIFT DRIVER
             FABRIC CUTTER
             CONVEYOR SCHEDULER
             L.T.L. CO-ORDINATOR

             CLASS IV
             --------
             WELDER-HELIARC            START               $7.65
             WELDER-MIG
             PAINTER
             MACHINE SET UP

                 CLASS B WELDER &      CLASS A WELDER
                 CLASS A PAINTER       30 DAYS $8.49
                 30 DAYS $8.24

             CLASS V
             -------
             MAINTENANCE               START               $8.00
             MECH                      30 DAYS             $8.49
             FIXTURE MAN
             R&D


         + .09 IF APPLICABLE TO UNION MEMBERS BY 12/90.

*PROMOTIONS OF MORE THAN ONE GRADE WILL MOVE TO THE PAY RATE WHICH ASSURES THE PROMOTED EMPLOYEE A MINIMUM OF A 10 CENT PAY INCREASE.

*GROUP LEADERS WELL BE A TOP RATE OF.30 CENT ABOVE THE HIGHEST RATED PERSON THEY LEAD EXCEPT OVER WELDING. THIS WELL BE 15 CENT ABOVE THE CLASS A.

                              PLANT RATE SCHEDULE

                                   APPENDIX A



         EFFECTIVE AUGUST 1, 1998

         Employees hired after January 1, 1991.


             CLASS I
             -------
             MATERIAL HANDLER          START               $7.00
             SWEEPER                   30 DAYS             $7.61
                 CUSHION
                 FINISHING

             CLASS II
             --------
             MACHINE OPERATOR          START               $7.20
             CLEANER/GRINDER           30 DAYS             $7.81
             LEVELER
                 CUSHION TACKER
             SEWING MACHINE OPER
             CARTON SETUP
             BRISTOL PACKER
             CUSHION PACKER
             CRANE OPERATOR

             CLASS III
             ---------
             TRUCK DRIVER              START               $7.30
             STRAPPER                  30 DAYS             $7.91
             CHECK-SHIPPER
             PACKAGING CHECKER
             ALUM. GRINDER
             INSPECTOR
             FORK LIFT DRIVER
             FABRIC CUTTER
             CONVEYOR SCHEDULER
             L.T.L. CO-ORDINATOR

             CLASS IV
             --------
             WELDER-HELIARC            START               $7.65
             WELDER-MIG
             PAINTER
             MACHINE SET UP

                 CLASS B WELDER &      CLASS A WELDER
                 CLASS A PAINTER       30 DAYS $8.61
                 30 DAYS $8.36

             CLASS V
             -------
             MAINTENANCE               START               $8.00
             MECH                      30 DAYS             $8.61
             FIXTURE MAN
             R&D


         +.09 IF APPLICABLE TO UNION MEMBERS BY 12/90.

*PROMOTIONS OF MORE THAN ONE GRADE WILL MOVE TO THE PAY RATE WHICH ASSURES THE PROMOTED EMPLOYEE A MINIMUM OF A 10 CENT PAY INCREASE.

*GROUP LEADERS WELL BE A TOP RATE OF.30 CENT ABOVE THE HIGHEST RATED PERSON THEY LEAD EXCEPT OVER WELDING. THIS WILL BE 15 CENT ABOVE THE CLASS A.

                              PLANT RATE SCHEDULE

                                   APPENDIX A



         EFFECTIVE AUGUST 1, 1999

         Employees hired after January 1, 1991.


             CLASS I
             -------
             MATERIAL HANDLER          START               $7.00
             SWEEPER                   30 DAYS             $7.73
                 CUSHION
                 FINISHING

             CLASS II
             --------
             MACHINE OPERATOR          START               $7.20
             CLEANER/GRINDER           30 DAYS             $7.93
             LEVELER
                 CUSHION TACKER
             SEWING MACHINE OPER
             CARTON SETUP
             BRISTOL PACKER
             CUSHION PACKER
             CRANE OPERATOR

             CLASS III
             ---------
             TRUCK DRIVER              START               $7.30
             STRAPPER                  30 DAYS             $8.03
             CHECK-SHIPPER
             PACKAGING CHECKER
             ALUM. GRINDER
             INSPECTOR
             FORK LEFT DRIVER
             FABRIC CUTTER
             CONVEYOR SCHEDULER
             L.T.L. CO-ORDINATOR

             CLASS IV
             --------
             WELDER-HELIARC            START               $7.65
             WELDER-MIG
             PAINTER
             MACHINE SET UP

                 CLASS B WELDER &      CLASS A WELDER
                 CLASS A PAINTER       30 DAYS $8.73
                 30 DAYS $8.48

             CLASS V
             -------
             MAINTENANCE               START               $8.00
             MECH                      30 DAYS             $8.73
             FIXTURE MAN
             R&D


* .09 IF APPLICABLE TO UNION MEMBERS BY 12/90.

*PROMOTIONS OF MORE THAN ONE GRADE WILL MOVE TO THE PAY RATE WHICH ASSURES THE PROMOTED EMPLOYEE A MINIMUM OF A 10 CENT PAY INCREASE.

*GROUP LEADERS WILL BE A TOP RATE OF.30 CENT ABOVE THE HIGHEST RATED PERSON THEY LEAD EXCEPT OVER WELDING. THIS WILL BE 15 CENT ABOVE THE CLASS A.

                              PLANT RATE SCHEDULE

                                   APPENDIX A



         EFFECTIVE AUGUST 1, 2000

         Employees hired after January 1, 1991.


             CLASS I
             -------
             MATERIAL HANDLER          START               $7.00
             SWEEPER                   30 DAYS             $7.85
                 CUSHION
                 FINISHING

             CLASS II
             --------
             MACHINE OPERATOR          START               $7.20
             CLEANER/GRINDER           30 DAYS             $8.05
             LEVELER
                 CUSHION TACKER
             SEWING MACHINE OPER
             CARTON SETUP
             BRISTOL PACKER
             CUSHION PACKER
             CRANE OPERATOR

             CLASS III
             ---------
             TRUCK DRIVER              START               $7.30
             STRAPPER                  30 DAYS             $8.15
             CHECK-SHIPPER
             PACKAGING CHECKER
             ALUM. GRINDER
             INSPECTOR
             FORK LIFT DRIVER
             FABRIC CUTTER
             CONVEYOR SCHEDULER
             L.T.L. CO-ORDINATOR

             CLASS IV
             --------
             WELDER-HELIARC            START               $7.65
             WELDER-MIG
             PAINTER
             MACHINE SET UP

                 CLASS B WELDER &      CLASS A WELDER
                 CLASS A PAINTER       30 DAYS $8.85
                 30 DAYS $8.60

             CLASS V
             -------
             MAINTENANCE               START               $8.00
             MECH                      30 DAYS             $8.85
             FIXTURE MAN
             R&D


* .09 IF APPLICABLE TO UNION MEMBERS BY 12/90.

*PROMOTIONS OF MORE THAN ONE GRADE WILL MOVE TO THE PAY RATE WHICH ASSURES THE PROMOTED EMPLOYEE A MINIMUM OF A 10 CENT PAY INCREASE.

*GROUP LEADERS WILL BE A TOP RATE OF.30 CENT ABOVE THE HIGHEST RATED PERSON THEY LEAD EXCEPT OVER WELDING. THIS WILL BE 15 CENT ABOVE THE CLASS A.

                                   APPENDIX B

EFFECTIVE-JULY 31, 1996

BONUS RATES ARE AS FOLLOWS:


                         Yearly Increase                              TOTAL

7/31/96                        $.12                                   $1.17
7/31/97                        $.12                                   $1.29
7/31/98                        $.08                                   $1.37
7/31/98                        $.08                                   $1.45
7/31/2000                      $.08                                   $1.53

                                   APPENDIX C

Amendment to the Agreement between Winston Furniture Company, Inc. and the Retail, Wholesale and Department Store Union, dated August 1, 1990 through July 31, 1993.

Wage Schedule - Supplement

As agreed upon between the company and the union, the following amendment is being made:

Effective November 18, 1991 a class "C" rate is being established for the welding department. This rate will be a minimum 73% of standard to a maximum of 85% of standard. It is also agreed upon that all senior employees transferring into the welding department will have 30 working days to obtain and maintain no less than "C" class. If they fail to do so they will go back to their previously held job. Any welder who fails to maintain at least a "C" rate will be given the opportunity to bump probationary employees, provided they have a good attendance record, good attitude, and good work habits.



                               /s/ Bobby Tesney
                      ------------------------------------


                      ------------------------------------

                              /s/ Radford Tidwell
                      ------------------------------------

                          MEMORANDUM OF UNDERSTANDING

WHEREFORE, Winston Furniture Company and the Retail, Wholesale and Department Store Union, AFL-CIO, desire to promote their mutually beneficial Collective Bargaining relationship, improve production and promote efficiency; and

WHEREFORE, the parties accordingly desire to extend and modify the current Collective Bargaining Agreement as hereinafter provided;

NOW, THEREFORE, the parties do hereby mutually agree as follows:

         1. The expiration date of the current Collective Bargaining Agreement shall be extended from midnight July 31, 1996 until midnight, July 31,, 2001.

         2. During the term of this Collective Bargaining Agreement, as extended, the Standard Base Wage Rates for each classification shall be as they appear on "Plant Wage Schedule, Appendix "A" which is attached hereto and incorporated herein by reference.

NOTE {Appendix A should be exactly the same as current Appendix A not in effect, i.e., page 42 of Contract.}

         3. Effective midnight July 31, 1992, an employee who reports for and works each scheduled shift during the work week for which the employee is scheduled, including, any scheduled overtime hours, shall be eligible for an attendance bonus which will be applied to and be in addition to the Standard Base Wage Rate set forth in Appendix A.

         4. To be entitled to the attendance bonus an eligible employee may not be absent for any scheduled shift, work day, or any portion thereof (i.e., cannot arrive late or leave early, for any reason considered "unexcused" under the company's attendance policy, the attendance bonus will be based on daily attendance, not the week as a whole.

         4.1 In the event of a missed day due to sickness, for a doctor's excuse to be considered an excused absence as it relates to the attendance bonus, the following will be required: a copy of the doctor's notes and/or prescribed treatment including an original signature by the doctor.

         5. Determinations under the Company's attendance policy, for the purpose of attendance bonus eligibility, shall be at the discretion of the Company.

         6. The attendance bonus earned by an eligible employee will be paid together with the regular pay earned for that week subject to all usual payroll deductions.

         7. The amount and calculation of the attendance bonus shall be as set forth in Appendix B attached hereto and incorporated herein by reference.

         8. Upon execution of this Memorandum of Understanding, the Company shall print new contract booklets incorporating the modifications contained in this Memorandum of Understanding.

WINSTON FURNITURE COMPANY

/s/ Bobby Tesney
-----------------------------------------------------
/s/ Jerry C. Camp, Jr.
-----------------------------------------------------



RETAIL, WHOLESALE AND DEPARTMENT
STORE UNION, AFL-CIO


/s/ Radford Tidwell                      8-23-96
-----------------------------------------------------
/s/ Robert E.
-----------------------------------------------------
/s/ [Illegible]
-----------------------------------------------------
/s/ Kathy Hall
-----------------------------------------------------
/s/ Betty Smith
-----------------------------------------------------
/s/ Louise Frazier
-----------------------------------------------------